UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2017 (May 3, 2017)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 2.02 — Results of Operations and Financial Condition
On May 3, 2017, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2017. A copy of that press release is attached as Exhibit 99.1.
In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"), we provide certain other non-GAAP financial information such as constant currency results ("constant currency"). Management believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of our Mexico Pawn operations, which are denominated in Mexican pesos. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our business. Management provides non-GAAP financial information for informational purposes and to enhance understanding of our GAAP consolidated financial statements. We use this non-GAAP financial information to evaluate and compare operating results across accounting periods. Readers should consider the information in addition to, but not instead of or superior to, its financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.
The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 7.01 — Regulation FD Disclosure
A copy of the presentation materials that management will review during the Company’s second quarter 2017 earnings conference call (to be held on May 4, 2017) has been posted in the Investor Relations section of the Company’s website at www.ezcorp.com.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated May 3, 2017, announcing EZCORP, Inc.’s results of operations and financial condition for the quarter ended March 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	May 3, 2017	By:	/s/ David McGuire
David McGuire
Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 3, 2017, announcing EZCORP, Inc.’s results of operations and financial condition for the quarter ended March 31, 2017.